UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 19, 2007

ENERGY CONVERSION DEVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8403	38-1749884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2956 Waterview Drive, Rochester Hills, MI		48309
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code		(248) 293-0440

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 19, 2007, Energy Conversion Devices, Inc. (ECD) announced certain preliminary financial results for the quarter ended March 31, 2007. The press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.05	Costs Associated with Exit or Disposal Activities

ECD is implementing an organizational restructuring plan, to be completed in two phases, to consolidate and realign its business activities and reduce costs. The specific activities under Phase I include consolidating the photovoltaic machine-building activities into the United Solar Ovonic business segment; consolidating its Ovonic Battery and ECD segments into a new Ovonic Materials segment; substantially reducing activities in the Ovonic Battery and ECD segments and rebalancing these activities with external revenue sources; reducing the workforce in the Ovonic Battery and ECD segments (in excess of 75 people); and reducing G&A personnel and other costs at ECD. Phase I has begun and is expected to be completed by June 30, 2007.

Phase II, which will begin on July 1, 2007 and is expected to be substantially completed by December 31, 2007, will include right-sizing and consolidating the enterprise G&A activities to realize organizational synergies and completing a comprehensive re-assessment of ongoing research and development activities in ECD's emerging technologies.

In connection with the implementation of this plan, ECD will incur restructuring and other related charges in the fourth quarter of fiscal year 2007 of $3-6 million, with additional charges in fiscal year 2008. These charges will include severance costs, asset disposals and impairments, lease and other contract terminations, and other costs. As ECD has not yet finalized certain of the actions to be taken in connection with the restructuring plan, it is not able, in good faith, to make further determinations of the estimated amounts, or range of amounts, to be incurred, nor the associated future cash expenditures. As particular actions are finalized and costs or charges are determined, ECD will file an amendment to this Form 8-K under Item 2.05 or report such costs or charges in its periodic reports, as appropriate.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press release dated April 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY CONVERSION DEVICES, INC.

By: /s/ Sanjeev Kumar
Sanjeev Kumar
Vice President and Chief Financial Officer

Date: April 20, 2007

Exhibit Index

Exhibit No.	Description

99.1	Press release dated April 19, 2007